abrdn ETFs

(the “Trust”)

abrdn Bloomberg All Commodity Strategy K-1 Free ETF (“BCI”)

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (“BCD”)

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (“BCIM”)

(each a “Fund” and together the “Funds”)

Supplement dated July 31, 2024, to each Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information,
each dated May 1, 2024, as amended to date

Previously, abrdn ETFs Advisors LLC (“abrdn ETFs Advisors”), served as the investment adviser of each Fund. On July 31, 2024, abrdn Inc. assumed abrdn ETFs Advisors’ investment advisory responsibilities for the Funds. abrdn ETFs Advisors is a directly-owned subsidiary of abrdn Inc., which is an indirect wholly-owned subsidiary of abrdn plc, and therefore, abrdn ETFs Advisors and abrdn Inc. are commonly controlled affiliates. The fees payable under the investment advisory agreement between the Trust and abrdn ETFs Advisors, and the management personnel of abrdn ETFs Advisors previously responsible for providing investment advisory services to the Funds, did not change as a result of abrdn Inc.’s assumption of responsibilities. abrdn Inc. has been registered as an investment adviser with the Securities and Exchange Commission since 1995. abrdn Inc., a Delaware corporation formed in 1993, is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103.

Please retain this Supplement for future reference.